UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED – MAY 12, 2009

TIGER RENEWABLE ENERGY LTD.
(Exact name of Registrant as specified in its charter)

NEVADA	000-51388	84-1665042
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

10 Main Street
Keyport, NJ  07735
(Address of principal executive offices)

908-675-6360
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Explanatory Note:

This Amendment No. 1 to Current Report on Form 8-K/A (this “Amendment”) is being filed by Tiger Renewable Energy Ltd. (the “Company”) to add certain information to Item 4.01 of a Current Report on Form 8-K filed with the SEC on June 5, 2009.  Items 4.01 and 9.01 are hereby revised; all other sections of the Current Report on Form 8-K filed with the SEC on June 5, 2009 remain in effect as filed and unchanged from the original filing.

Item 4.01:	Changes in Registrant’s Certifying Accountant.

On May 12, 2009, the Company dismissed its independent auditor, Raymond Chabot Grant Thornton LLP and appointed Paritz and Company P.A., as its independent auditor.

The decision to change auditors was approved by the Audit Committee of the Company's Board of Directors.

During the Company's fiscal year ended January 31, 2008, the opinion of Raymond Chabot Grant Thornton LLP on the Company's financial statements did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except as follows: the independent auditor's report of Raymond Chabot Grant Thornton LLP dated May 20, 2008 (for the year ended January 31, 2008) contained "going concern" qualifications. These qualifications questioned the Company’s ability to raise additional funds through either the sale of equity securities or issuance and stressed the absence of any resulting adjustments in the financial statements; thus raising substantial doubts regarding the Company's ability to continue as a going concern. During the Company's two most recent fiscal years, and through the date of their dismissal, there were no disagreements with Raymond Chabot Grant Thornton LLP, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Raymond Chabot Grant Thornton LLP’s satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

Paritz and Company P.A. audited the Company’s financial statements for the year ended January 31, 2009.  During the years ended January 31, 2009 and January 31, 2008, and the interim period between January 31, 2009 and the appointment of Paritz and Company P.A., neither the Company nor anyone acting on the Company’s behalf consulted with Paritz and Company P.A. regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was either the subject of a disagreement as that term is used in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K or a reportable event as that term is used in Item 304(a)(1)(v) and the related instructions to Item 304 of Regulation S-K.

The Company has provided Raymond Chabot Grant Thornton LLP with a copy of this Amendment prior to its filing with the Securities and Exchange Commission (the "Commission") and has received a letter addressed to the Commission stating that they agree with the statements made by the Company in response to this Item 4.01, attached hereto as Exhibit 16.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibits

Exhibit 16.1	Letter of Raymond Chabot Grant Thornton LLP to the Commission, dated as of July 29, 2009.

#                      #                      #

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIGER RENEWABLE ENERGY LTD.

Date: July 29, 2009	By:	/s/ Mitchell Brown
Name: Mitchell Brown
Title: Chief Executive Officer

3